SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2001

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                             Telecom HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-92613
                                    333-95807
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5.        Other Events

               On July 12, 2001, AT&T Corp. completed its spin-off of AT&T Wireless Services, Inc. As a result, AT&T distributed 0.3216 share of AT&T Wireless Services common stock for each share of AT&T. The share amount of AT&T Wireless represented by a round-lot 100 Telecom HOLDRS is 1.9308.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

               (c)  Exhibits

                    99.1 Telecom HOLDRS Trust Prospectus Supplement dated
                         September 30, 2001 to Prospectus dated January 23, 2001, which updated the original Prospectus dated January 31, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED


Date:  November 26, 2001                        By:      /s/ STEPHEN G. BODURTHA
                                                         -----------------------
                                                Name:    Stephen G. Bodurtha
                                                Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Telecom HOLDRS(SM) Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated January 23, 2000.